                                                                   Exhibit 99.13

                           Minnesota Life Insurance Company
                                Power of Attorney
                           To Sign Registration Statements

    WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

    WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

    WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242, 333-140230, 333-182763 and 333-189593) is a separate account of
Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

    WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

    WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

    WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604, 333-148646, 333-183590 and Variable Universal Life Defender) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

    NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Gary R. Christensen as attorney in fact for the purpose of signing his name and on our behalf as Director of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life
Account for sale by those entities and Minnesota Life under the Securities
Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual
Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

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
Signature                      Title                              Date
---------                      -----                              ----
/s/ Robert L. Senkler          Chairman of the Board,             June 9, 2014
--------------------------     President and Chief
Robert L. Senkler              Executive Officer

                               Director                           June 9, 2014
--------------------------
Mary K. Brainerd

/s/ John W. Castro             Director                           June 9, 2014
--------------------------
John W. Castro

/s/ Gary R. Christensen        Director                           June 9, 2014
--------------------------
Gary R. Christensen

/s/ Sara H. Gavin              Director                           June 9, 2014
--------------------------
Sara H. Gavin

/s/ Eric B. Goodman            Director                           June 9, 2014
--------------------------
Eric B. Goodman

/s/ John F. Grundhofer         Director                           June 9, 2014
--------------------------
John F. Grundhofer

/s/ Christopher M. Hilger      Director                           June 9, 2014
--------------------------
Christopher M. Hilger

/s/ John H. Hooley             Director                           June 9, 2014
--------------------------
John H. Hooley

/s/ Trudy A. Rautio            Director                           June 9, 2014
--------------------------
Trudy A. Rautio

/s/ Bruce P. Shay              Director                           June 9, 2014
--------------------------
Bruce P. Shay

/s/ Warren J. Zaccaro          Director                           June 9, 2014
--------------------------
Warren J. Zaccaro